Exhibit 10.27
FIFTH AMENDMENT TO INTEREST PURCHASE AND SALE AGREEMENT
     THIS FIFTH AMENDMENT TO INTEREST PURCHASE AND SALE AGREEMENT (“Amendment”) is entered into as of this 26th day of August, 2010, by and among WSL Holdings IV, L.L.C., a Delaware limited liability company, Walton Acquisition Holdings IV, L.P., a Delaware limited partnership, SL Jupiter Holdings, L.L.C., a Delaware limited liability company, Mangrove Bay Investors, L.L.C., a Delaware limited liability company, Senior Lifestyle Contribution Company, L.L.C., a Delaware limited liability company, Senior Lifestyle CI—II, L.L.C., a Delaware limited liability company (collectively, “Sellers”), and Legacy Healthcare Properties Trust, Inc., a Maryland corporation (“Purchaser”), and joined in by Walton Street Real Estate Fund IV, L.P., a Delaware limited partnership (“Walton Guarantor”), and Senior Lifestyle Management, L.L.C., a Delaware limited liability company (as “SLM Guarantor”), as Guarantors, as joined in by Legacy Healthcare Advisors, LLC, a Florida limited liability company (“Advisors”), as an Indemnifying Party.
WITNESSETH:
     WHEREAS, Sellers and Purchaser entered into that certain Interest Purchase and Sale Agreement dated as of April 27, 2010, as amended by that certain First Amendment to Interest Purchase and Sale Agreement dated as of May 27, 2010, as further amended by that certain Second Amendment to Interest Purchase and Sale Agreement dated as of June 2, 2010, as further amended by that certain Third Amendment to Interest Purchase and Sale Agreement dated as of July 9, 2010, and as further amended by that certain Fourth Amendment to Interest Purchase and Sale Agreement dated as of July 29, 2010, concerning the sale and purchase of ownership interests in various entities owned by Sellers, which agreement was joined into by Walton Guarantor and SLM Guarantor, as Guarantors, and joined into by Advisors, as an Indemnifying Party (such agreement as amended through the date hereof is hereinafter referred to as the “Agreement”); and
     WHEREAS, the parties desire to amend the Agreement in accordance with the terms of this Amendment; and
     WHEREAS, all capitalized terms utilized herein and not otherwise defined herein will have the same meaning as those terms have been given in the Agreement.
OPERATIVE PROVISIONS
     NOW, THEREFORE, in consideration of the foregoing recitations, the mutual promises of the parties set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree to amend the Agreement in accordance with the following terms and conditions:
     1. Recitals. The above recitals are true and correct and are incorporated herein by this reference.

     2. Closing. Section 3.2 of the Agreement is hereby deleted in its entirety and replaced as follows:
(a) The purchase and sale of the Interests and other transactions contemplated hereby (the “Closing”) shall be consummated on the date (the “Closing Date” or the “Outside Closing Date”) that is October 1, 2010, subject to Sections 3.2(b) and (c) below. The Closing shall be held in escrow with the Title Company at the offices of Broad and Cassel, 390 North Orange Avenue, Suite 1400, Orlando, Florida 32801, or at such other location as Sellers’ Representative and Purchaser may agree.
(b) Subject to the terms and conditions set forth in this Section 3.2, if the Loan Assumption Contingency and the Licensing Contingency have not been satisfied, or waived by Purchaser, in its sole discretion, on or prior to the Outside Closing Date, and so long as Purchaser is not then in default in any material respect under this Agreement, Purchaser shall have the option, in its sole discretion (the “First Extension Option”), exercisable by delivering written notice to Sellers on or before the Outside Closing Date, to defer the Outside Closing Date to November 1, 2010. If Purchaser exercises the First Extension Option, then the Title Company shall, within one (1) Business Day of such exercise, transfer to Sellers a portion of the Deposit equal to Two Million Dollars ($2,000,000.00) (the “First Extension Payment”), in immediately available funds, to an account designated in writing by Sellers’ Representative, and, subject to Sections 10.3(a) and (c), such First Extension Payment shall be non-refundable but applicable to the Purchase Price.
(c) Subject to the terms and conditions set forth in this Section 3.2, if Purchaser has validly exercised the First Extension Option, the Loan Assumption Contingency and the Licensing Contingency have not been satisfied, or waived by Purchaser, in its sole discretion, on or prior to November 1, 2010, and so long as Purchaser is not then in default in any material respect under this Agreement, Purchaser shall have the option, in its sole discretion (the “Second Extension Option”), exercisable by delivering written notice to Sellers on or before November 1, 2010, to further defer the Outside Closing Date to December 1, 2011. If Purchaser exercises the Second Extension Option, then the Title Company shall, within one (1) Business Day of such exercise, transfer to Sellers the remainder of the Deposit then being held by the Title Company, less any interest earned thereon which shall be payable to Purchaser (the “Second Extension Payment”), in immediately available funds, to an account designated in writing by Sellers’ Representative, and, subject to Sections 10.3(a) and (c), such Second Extension Payment shall be non-refundable but applicable to the Purchase Price.

     3. IPO Contingency. The last sentence of Section 4 of the Agreement is hereby deleted in its entirety and replaced as follows:
In the event that the IPO Contingency shall not be satisfied on or before September 14, 2010 or if the other Closing Contingencies set forth in this Section 4 have not been satisfied on or before the Closing Date (other than by reason of Purchaser’s failure to comply in all material respects with its obligations under this Agreement), Purchaser shall have the right to terminate this Agreement by written notice to Sellers, whereupon, provided Purchaser has not exercised the Second Extension Option, Purchaser shall be entitled to a return of the Deposit, less, if Purchaser has exercised the First Extension Option, the First Extension Payment, and thereafter Sellers and Purchaser shall have no further obligations or liabilities hereunder, except for those obligations or liabilities which expressly survive the termination of this Agreement.
     4. Closing Contingency. The last sentence of Section 5 of the Agreement is hereby deleted in its entirety and replaced as follows:
If the IPO Contingency has not been satisfied by Purchaser on or before September 14, 2010 or if the remaining conditions to Sellers obligation to close set forth in this Section 5 have not been satisfied as of the Closing Date (other than by reason of any Seller’s, Acquired Company’s, Tenant’s, Florida Tenant’s or Manager’s failure to comply in all material respects with any of its obligations under this Agreement), Sellers shall have the right to terminate this Agreement by notifying Purchaser in writing whereupon, provided Purchaser has not exercised the Second Extension Option, Purchaser shall be entitled to a return of the Deposit, less, if Purchaser has exercised the First Extension Option, the First Extension Payment, and thereafter Sellers and Purchaser shall have no further obligations or liabilities hereunder except for those obligations or liabilities which expressly survive the termination of this Agreement.
     5. Termination. Section 10.1(a), (b) and (c) of the Agreement are hereby deleted in their entirety and replaced as follows:
(a)	By either Party if the IPO Contingency has not occurred on or before September 14, 2010;

(b)	By either Party if (i) the Loan Assumption Contingency and the Licensing Contingency have not occurred on or before October 1, 2010, and (ii) Purchaser has not exercised the First Extension Option;

(c)	By either Party if (i) the Loan Assumption Contingency and the Licensing Contingency have not occurred on or before November 1, 2010, and (ii) Purchaser has not exercised the Second Extension Option;

     6. Survival of Representations and Warranties. Section 11.1(b) of the Agreement is hereby deleted in its entirety and replaced as follows:
the representations and warranties in Section 6.1(e) shall survive until the expiration of the applicable statute of limitations (after giving effect to any waiver, extension, tolling or mitigation thereof) with respect to the underlying issue (or, in the case or a representation or warranty in Section 6.1(e) that relates to an obligation of any Acquired Company for Taxes of another Person under any Contract, the expiration of such Acquired Company’s obligation under such Contract), at which time they shall expire (the foregoing representations in Section 11.1 (a) and (b) above collectively, the “Special Representations”).
     7. Incorporation of Terms. Each and all of the provisions of this Amendment are hereby incorporated into the Agreement, so that each and all of such provisions shall constitute a part of the Agreement. In the event of any conflict or inconsistency between the provisions of this Amendment, on the one hand, and the provisions of the Agreement, on the other hand, the provisions of this Amendment shall be controlling.
     8. Ratification. Except as specifically modified herein, each and all of the terms and conditions of the Agreement shall remain in full force and effect, unmodified in any way, and the parties hereby ratify and reaffirm each and all of the terms and provisions of the Agreement, as modified hereby.
     9. Governing Law. This Amendment shall be governed by and construed under the laws of the State of Illinois.
     10. Counterparts. This Amendment may be executed in two or more counterparts, and may be transmitted upon execution by facsimile or other electronic transmission, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.
(SIGNATURES APPEAR ON THE FOLLOWING PAGES)

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.
SELLERS:
WSL HOLDINGS IV, L.L.C.,
a Delaware limited liability company

By:	Walton SL Investors IV, L.L.C., a Delaware limited liability company, its Member

	By:	Walton Acquisition REOC Holdings IV, L.L.C., a Delaware limited liability company, its Sole Member

		By:	Walton Street Real Estate Fund IV, L.P., a Delaware limited partnership, its Managing Member

			By:	Walton Street Managers IV, L.P., a Delaware limited partnership, its General Partner

				By:	WSC Managers IV, Inc., a Delaware corporation, its General Partner

					By:	/s/ Howard J. Brody

					Name:	Howard J. Brody
					Title:	Vice President
(SIGNATURES CONTINUED ON FOLLOWING PAGES)

WALTON ACQUISITION HOLDINGS IV, LP,
a Delaware limited partnership

By:	Walton Street Real Estate Fund IV, L.P.,
a Delaware limited partnership,
its General Partner

	By:	Walton Street Managers IV, L.P.,
a Delaware limited partnership,
its General Partner

		By:	WSC Managers IV, Inc.,
a Delaware corporation,
its General Partner

			By:	/s/ Howard J. Brody

			Name:	Howard J. Brody
			Title:	Vice President
SL JUPITER HOLDINGS, L.L.C.,
a Delaware limited liability company

By:	/s/ Jerrold H. Frumm

Name:	Jerrold H. Frumm

Title:	Manager

MANGROVE BAY INVESTORS, L.L.C.,
a Delaware limited liability company

By:	/s/ William B. Kaplan

Name:	William B. Kaplan

Title:	Manager

SENIOR LIFESTYLE CONTRIBUTION COMPANY, L.L.C.,
a Delaware limited liability company

By:	/s/ William B. Kaplan

Name:	William B. Kaplan

Title:	Manager

(SIGNATURES CONTINUED ON FOLLOWING PAGES.)

SENIOR LIFESTYLE CI-II, L.L.C.,
a Delaware limited liability company

By:	/s/ Jerrold H. Frumm

Name:	Jerrold H. Frumm

Title:	Manager

PURCHASER:
LEGACY HEALTHCARE PROPERTIES
TRUST, INC.,
a Maryland corporation

By:	/s/ Phillip M. Anderson

Name:	Phillip M. Anderson

Title:	President/COO

JOINED IN SOLELY AS A GUARANTOR:
WALTON STREET REAL ESTATE FUND IV, L.P.,
a Delaware limited partnership

By:	Walton Street Managers IV, L.P.,
a Delaware limited partnership,
its General Partner

	By:	WSC Managers IV, Inc., a Delaware corporation, its General Partner

		By:	/s/ Howard J. Brody

		Name:	Howard J. Brody
		Title:	Vice President
(SIGNATURES CONTINUED ON FOLLOWING PAGES.)

GUARANTOR:
SENIOR LIFESTYLE MANAGEMENT, L.L.C.
a Delaware limited liability company

By:	/s/ Jerrold H. Frumm

Name:	Jerrold H. Frumm

Title:	Manager

JOINED IN SOLELY AS AN INDEMNIFYING PARTY:
LEGACY HEALTHCARE ADVISORS, LLC,
a Florida limited liability company

By:	/s/ Phillip M. Anderson

Name:	Phillip M. Anderson

Title:	Pres/COO